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                                                                    EXHIBIT 99.2

                              AGREEMENT TO FORBEAR


         This AGREEMENT TO FORBEAR ("FORBEARANCE AGREEMENT") is made to be effective as of December 18, 2006 (the "EFFECTIVE DATE") by and among INTEGRATED HEALTHCARE HOLDINGS, INC., a Nevada corporation ("IHHI"), WMC-SA, INC., a California corporation ("WMC-SA"), WMC-A, INC., a California corporation ("WMC-A"), CHAPMAN MEDICAL CENTER, INC., a California corporation ("CHAPMAN"), COASTAL COMMUNITIES HOSPITAL, INC., a California corporation ("Coastal"), PACIFIC COAST HOLDINGS INVESTMENT, LLC, a California limited liability company ("PCHI"), ORANGE COUNTY PHYSICIANS INVESTMENT NETWORK, LLC, a Nevada limited liability company ("OC-PIN"), GANESHA REALTY, LLC, a California limited liability company ("GANESHA"), WEST COAST HOLDINGS, LLC, a California limited liability company ("WEST COAST"), MEDICAL PROVIDER FINANCIAL COMPANY II, a Nevada corporation ("LENDER"), and HEALTHCARE FINANCIAL MANAGEMENT & ACQUISITIONS, INC., a Nevada corporation ("HOLDER") . IHHI, WMC-SA, WMC-A, Coastal and Chapman are hereinafter together sometimes referred to as the "BORROWERS"; PCHI, Ganesha, and West Coast are hereinafter together sometimes referred to as the "CREDIT PARTIES"; and PCHI and OC-PIN are hereinafter together sometimes referred to as the "GUARANTORS."


                                    RECITALS

         A. Lender, Borrowers and the Credit Parties are parties to that certain Credit Agreement dated as of December 12, 2005 ("CREDIT AGREEMENT"); IHHI and Lender are parties to that certain Security Agreement dated as of December 12, 2005 ("SECURITY AGREEMENT"); PCHI executed and delivered to Lender that certain Guaranty Agreement dated as of December 12, 2005 ("PCHI GUARANTY"); OC-PIN executed and delivered to Lender that certain Guaranty Agreement dated as of December 12, 2005 ("OC-PIN GUARANTY"); Lender and West Coast are parties to that certain Pledge Agreement dated as of December 12, 2005 ("WEST COAST PLEDGE AGREEMENT"); Lender and certain individual members of West Coast are parties to that certain Pledge Agreement dated as of December 12, 2005 ("MEMBERS OF WEST COAST PLEDGE AGREEMENT"); Lender and IHHI are parties to that certain Pledge Agreement dated as of December 12, 2005 ("IHHI PLEDGE AGREEMENT"); Lender and Ganesha are parties to that certain Pledge Agreement dated as of December 12, 2005 ("GANESHA PLEDGE AGREEMENT"); and IHHI executed and delivered to Holder that certain Common Stock Warrant dated as of December 12, 2005 ("WARRANT"). The Credit Agreement, the Security Agreement, the PCHI Guaranty, the OC-PIN Guaranty, the West Coast Pledge Agreement, the Members of West Coast Pledge Agreement, the IHHI Pledge Agreement, the Ganesha Pledge Agreement, the Warrant, and each of the other documents and instruments executed in connection with the Credit Agreement are hereinafter collectively referred to as the "$10.7 MILLION LOAN DOCUMENTS." The terms and condition set forth in the $10.7 Million Loan Documents are incorporated herein by reference even though not physically attached hereto. Capitalized terms not defined in this Forbearance Agreement shall have the same meaning as set forth in the $10.7 Million Loan Documents.

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         B. Pursuant to the $10.7 Million Loan Documents, Lender extended to
Borrowers a loan in the amount of $10,700,000 ("$10.7 MILLION LOAN ") for the purpose of operating and managing the Hospital Facilities defined in the Credit Agreement. In consideration for making the $10.7 Million Loan to the Borrowers, IHHI executed and delivered the Warrant to Holder. Borrowers, Credit Parties and Guarantors acknowledge and agree that the aggregate total of principal and interest due and owing under the $10.7 Million Loan as of September 30, 2006 is $10,805,534.25.

         C. The Credit Agreement provides that the $10.7 Million Loan is due and payable in full on December 12, 2006 ("MATURITY DATE"). Section 9(a) of the Warrant provides that IHHI (as the Company) shall file a registration statement under the Securities Act of 1933 covering the resale of all Shares of Holder (the "REGISTRATION STATEMENT") no later than ninety (90) calendar days prior to the Maturity Date of the $10.7 Million Loan (which date is September 13, 2006) (the "FILING DATE").

         D. IHHI did not file the Registration Statement by September 13, 2006 (the "DEFICIENCY"), and has requested that Lender and Holder extend the Filing Date to May 15, 2007 and forbear from exercising their respective rights and remedies under the $10.7 Million Loan Documents and Warrant with respect to the Deficiency. Lender and Holder each desire to extend the Filing Date and forbear from exercising their respective rights and remedies under the $10.7 Million Loan Documents and Warrant with respect to the Deficiency.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the covenants and conditions set forth in this Forbearance Agreement, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Borrowers, Credit Parties, Guarantors, Lender and Holder agree as follows:

1. INCORPORATION OF RECITALS. The foregoing Recitals are incorporated by reference as if fully set forth herein.

2. AGREEMENTS

         2.1 FORBEARANCE PERIOD; AGREEMENT TO FORBEAR. The period commencing on the Effective Date of this Forbearance Agreement and ending on May 15, 2007 is hereinafter referred to as the "FORBEARANCE PERIOD." So long as Borrowers, Credit Parties and Guarantors timely comply with their respective obligations under the $10.7 Million Loan Documents and under the Deeds of Trust, and so long as IHHI (as the Company) timely complies with its obligations under the Warrant (as amended below), and so long as no Event(s) of Default occurs under the $10.7 Million Loan Documents or the Warrant or the Deeds of Trust or this Forbearance Agreement, then Lender and Holder each agree as follows ("AGREEMENT TO FORBEAR"):

         (a) The first sentence of Section 9(a) of the Warrant shall be amended and restated in its entirety to read as follows:

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         "The Company shall file a registration statement (the "REGISTRATION
STATEMENT") under the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder (the "SECURITIES ACT"), covering the resale of all Shares of the Holder no later than May 15, 2007 (the "FILING DATE"), and use its reasonable best efforts to have the registration statement declared effective by the Securities and Exchange Commission ("SEC") as soon as practicable but no later than 90 days after the Filing Date (or 120 days if the Registration Statement is reviewed by the SEC), for distribution thereof by means of an underwriting."

         (b) During the Forbearance Period, Holder will forbear from filing a lawsuit against IHHI to enforce its obligations under the Warrant with respect to the Deficiency.

         (c) During the Forbearance Period, Lender will forbear from charging interest at the Default Rate.

         2.2 EXPRESS RESERVATION OF OTHER REMEDIES. Lender's and Holder's Agreement to Forbear is the exclusive and only forbearance to which Lender and Holder have agreed. Lender and Holder expressly reserve the right to exercise each and every of their other rights and remedies under the $10.7 Million Loan Documents, the Warrant and the Deeds of Trust not specifically included within Lender's and Holder's Agreement to Forbear.

         2.3 NEGATIVE COVENANTS DURING THE FORBEARANCE PERIOD. Borrowers, Credit Parties and Guarantors each promise, covenant and agree as follows:

         (a) During the Forbearance Period, Borrowers, Credit Parties and Guarantors will not directly or indirectly file, serve, take, initiate, prosecute, participate or cooperate in the filing, serving, taking, initiating or prosecuting of, any legal action or proceeding against Lender or Holder.

         (b) During the Forbearance Period, Borrowers, Credit Parties and Guarantors (other than Ganesha) will not directly or indirectly (i) sell, transfer, assign, convey, lease, sublease, or otherwise transfer, or agree to sell, transfer, assign, convey, lease or sublease, or otherwise transfer, any interest in any real property or improvements (together "REAL PROPERTY ASSETS") owned, controlled, leased or subleased by Borrowers, or Credit Parties or Guarantors as of the Effective Date hereof; (ii) grant a lien or security interest in, or otherwise pledge, encumber or hypothecate, or agree to grant a lien or security interest in, or agree to pledge, encumber or hypothecate, any interest in any portion of the Real Property Assets or otherwise use any of the Real Property Assets as collateral or security for any debt, obligation or liability of any of the Borrowers, Credit Parties or Guarantors; (iii) amend, modify or change its articles of incorporation, bylaws, articles of organization or operating agreement, as applicable, without first receiving the prior written consent of Lender, which consent will not be unreasonably withheld; (iv) increase, decrease, change, amend, modify, expand or contract on the power or authority of any officer, director, manager, member or managing member of the entity of which any Borrower, Credit Party or Guarantor is comprised, without first receiving the prior written consent of Lender, which consent will not be unreasonably withheld; (v) amend, modify, alter or change any shareholders agreement or voting trust; (vi) change its name as it appears in official filings in the state of its incorporation or other organization; (vii) change its chief executive office, principal place of business, corporate office or location at which the location of its business records are currently located;


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(viii) change the type of entity that it is; (ix) change its organization identification number, if any, issued by its state of incorporation or other organization; (x) change its state of incorporation or organization or incorporate or organize in any additional jurisdictions; (xi) appoint a new person as an officer, director, member or manager, without first receiving the prior written consent of Lender, which consent will not be unreasonably withheld; or (xii) terminate any person as an officer, director, member or manager.

         2.4 REQUIREMENTS TO CURE EVENT OF DEFAULT. If by expiration of the Forbearance Period (a) the Deficiency has been fully cured, and (b) there exists no breach or default under this Forbearance Agreement or under the $10.7 Million Loan Documents which remains uncured or continuing, and (c) all of Lenders' and Holder's attorneys' fees, costs, charges, expenses, foreclosure fees, trustee fees, recording charges and other costs or expenses paid or incurred by Lender and/or Holder with respect to the Deficiency and this Forbearance Agreement have been paid in full by Borrowers, then in said event Lender and Holder agree to and shall within five (5) Business Days from receipt of written demand therefore from IHHI declare as cured and satisfied the Deficiency.

         2.5 TERMINATION OF LENDER'S AGREEMENT TO FORBEAR. If by expiration if the Forbearance Period (a) the Deficiency has not been fully cured, or (b) there exists one or more breaches or defaults under this Forbearance Agreement or under the $10.7 Million Loan Documents which remain uncured or continuing, or
(c) Lenders' and Holder's attorneys' fees, costs, charges, expenses, foreclosure fees, trustee fees, recording charges and other costs or expenses paid or incurred by Lender and/or Holder with respect to the Deficiency or this Forbearance Agreement have not been paid in full, then upon the occurrence of any one or more of the foregoing Lender's and Holder's Agreement to Forbear shall automatically terminate, expire and have no further force or effect. In said event, Borrowers, Credit Parties and Guarantors acknowledge and agree that Lender and/or Holder, as applicable, shall have the right but not the obligation to take any one or more of the following acts: (i) record a Notice of Default and Election to Sell with respect to that certain Fee Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents dated as of March 3, 2005 and recorded in the Official Records on March 8, 2005 as document no. 2005000169280, and a Notice of Default and Election to Sell with respect to that certain Leasehold Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents dated as of March 3, 2005 and recorded in the Official Records on March 8, 2005 as document no. 2005000169281 (respectively, the "NOTICES OF DEFAULT" and the "DEEDS OF TRUST"); (ii) file a judicial foreclosure lawsuit against the Borrowers and the Credit Parties with respect to the Deeds of Trust; (iii) file a lawsuit against PCHI to enforce its obligations under the PCHI Guaranty; (iv) file a lawsuit against OC-PIN to enforce its obligations under the OC-PIN Guaranty; (v) file a lawsuit against West Coast to enforce its obligations under the West Coast Pledge Agreement; (vi) file a lawsuit against the members of West Coast to enforce their obligations under the Members of West Coast Pledge Agreement; (vii) file a lawsuit against IHHI to enforce its obligations under the IHHI Pledge Agreement; (viii) file a lawsuit against Ganesha to enforce its obligations under the Ganesha Pledge Agreement; (ix) file a lawsuit against IHHI (as the Company) to enforce its obligations under the Warrant; and (x) process, file, serve, take or initiate any other legal action or proceeding against any one or more of the Borrowers or Credit Parties or Guarantors that Lender and/or Holder is permitted to take under the $10.7 Million Loan Documents and applicable law.

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         2.6 RELEASES AND WAIVERS. In consideration for Lender's and Holder's
Agreement to Forbear, and effective as of the Effective Date of this Forbearance
Agreement:

         (a) Subject to the last sentence of this SECTION 2.6(A), each Borrower, each Credit Party and each Guarantor, together with their respective officers, directors, shareholders, members, managers, employees, agents, representatives and assigns (collectively the "RELEASING PARTIES") hereby fully, forever and irrevocably release, waive and relinquish their right to file or record in the Official Records a lis pendens against any of the Hospital Facilities, or file in any court in any venue any legal action or proceeding (including but not limited to a complaint to enjoin foreclosure, or an order to show cause, or a complaint to set aside foreclosure sale, or an action to quiet title, or an action to cancel one or more of the $10.7 Million Loan Documents) against Lender or Holder or any trustee under any of the Deeds of Trust, the purpose of which is to directly or indirectly procure from any court or tribunal issuance of a temporary restraining order, or a preliminary injunction, or a permanent injunction, or any other equitable relief (collectively, "INJUNCTIVE RELIEF") which seeks to prohibit or prevent Lender or Holder or any trustee under any Deed of Trust (i) from recording a Notice of Sale with respect to any of the Deeds of Trust, or (ii) from conducting a sale of any of the Hospital Facilities at a public auction as permitted by the power of sale provisions in the Deeds of Trust, or (iii) from conveying title to any one or more of the Hospital Facilities via trustee's deed to a purchaser at foreclosure, or (iv) from conducting a sale of the personal property Collateral pursuant to the California Uniform Commercial Code, or (v) from conducting a "mixed-collateral" sale of any one or more of the Hospital Facilities and any or all of the personal property Collateral, or (vi) from attaching or garnishing or seeking any other provisional remedy against any real or personal property of any Borrower, Credit Party or Guarantor, or (vii) from taking any other action or pursuing any other right or remedy that Lender is permitted to pursue under the $10.7 Million Loan Documents, or in law or equity. Notwithstanding the foregoing, the releases and waivers set forth in this SECTION 2.6(a) shall apply only to Injunctive Relief based on alleged acts or omissions of Lender which occurred prior to the Effective Date of this Forbearance Agreement.

         (b) Each of the Releasing Parties hereby fully, forever and irrevocably release, waive and relinquish any claim or cause of action (collectively, "LENDER LIABILITY CLAIMS") that the Releasing Parties now have or in the future may have against Lender and/or Holder to the effect that, prior to the Effective Date of this Forbearance Agreement: (i) Lender or Holder committed a breach or default under any of the $10.7 Million Loan Documents, or (ii) Lender or Holder conspired with the executive officers of IHHI to deprive OC-PIN of its stock ownership in IHHI or otherwise inflicted any actionable damage on OC-PIN, or
(iii) Lender or Holder committed an act not permitted by the $10.7 Million Loan Documents or applicable law, or (iv) Lender or Holder omitted to take an act required by the $10.7 Million Loan Documents or under applicable law, or (v) any of the $10.7 Million Loan Documents (including, but not limited to, the PCHI Guaranty and the OC-PIN Guaranty) or this Forbearance Agreement is/are invalid or unenforceable in whole or in part for any reason, or (vi) Lender or Holder suggested, implied, induced, cajoled or required that IHHI include any terms or conditions in any agreements between IHHI and OC-PIN, or (vii) Lender or Holder suggested, implied, induced, cajoled or required that IHHI not include any terms or conditions in any agreements between IHHI and OCPIN, or (viii) Lender or Holder improperly interfered with or improperly exercised any control over the Borrowers or Credit Parties or Guarantors, or (ix) that Lender or Holder breached in any way any alleged duty of good faith or fair dealing, or any


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alleged duty of commercial reasonableness, or any quasi-duty, or any implied duty, or (x) that Lender or Holder committed any unlawful, unfair or fraudulent business act or practice, or (xi) that Lender or Holder engaged in any unfair, deceptive, untrue or misleading advertising, or (xii) that Lender or Holder committed any act prohibited by California Business and Professions Code Section 17500, or (xiii) that Lender or Holder engaged in predatory lending practices, or (xiv) that Lender or Holder engaged in or committed any act or omission which constitutes fraud, duress, negligence, conversion, defamation or infliction of emotional distress, or (xv) that Lender or Holder interfered with an Borrower's or any Credit Party's or any Guarantor's prospective business advantage, or
(xvi) that Lender or Holder interfered with any Borrower's or any Credit Party's or any Guarantor's contractual relations.

         (c) In order to induce Lender and Holder to enter into this Forbearance Agreement and to agree to the Agreement to Forbear, effective upon the Effective Date of this Forbearance Agreement, each of the Releasing Parties fully, forever and irrevocably releases, waives, relinquishes and discharges Lender and Holder and their respective successors and assigns, predecessors, related or affiliated companies or entities, and their respective officers, directors, shareholders, agents, employees, attorneys and representatives (collectively, the "LENDER/HOLDER RELEASED PARTIES") from any and all claims, rights, demands, debts, causes of action, charges, expenses, damages, attorneys' fees and costs, obligations or liabilities of any and every kind, nature and character whatsoever, whether or not now known, suspected or unsuspected, which any of the Releasing Parties may have had, may now have or may in the future claim to have against the Lender/Holder Released Parties arising out of, or related in any manner to any alleged act or omission to act which occurred prior to the Effective Date of this Forbearance Agreement.

         The Releasing Parties hereto have been fully advised by their respective attorneys of the contents and effect of Section 1542 of the Civil Code of California and of any comparable statutes in the State of Nevada upon the rights of each of them. By way of example, Section 1542 of the Civil Code of California provides as follows:

         A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

EACH OF THE RELEASING PARTIES ACKNOWLEDGES THAT THEY MAY HAVE SUSTAINED DAMAGES, LOSSES, FEES, COSTS OR EXPENSES WHICH ARE PRESENTLY UNKNOWN AND UNSUSPECTED, AND, NOTWITHSTANDING THE PROVISIONS OF SECTION 1542 AND OF ANY COMPARABLE NEVADA STATUTE, AND ARE EXPRESSLY WAIVING THE SAME. EACH OF THE RELEASING PARTIES AGREES THAT IT INTENDS TO RELEASE EVEN UNKNOWN OR UNSUSPECTED CLAIMS. EACH OF THE RELEASING PARTIES REPRESENTS THAT IT HAS CONSULTED WITH ITS LEGAL COUNSEL REGARDING ITS CLAIMS AND POTENTIAL CLAIMS AGAINST LENDER AND/OR HOLDER, AND HAS CAREFULLY READ AND UNDERSTAND ALL THE PROVISIONS OF THIS FORBEARANCE AGREEMENT, AND HAS VOLUNTARILY ENTERED INTO THIS FORBEARANCE AGREEMENT.

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         2.7 COVENANTS NOT TO SUE. Each of the Releasing Parties hereby promises, covenants and agrees not to sue Lender or Holder, and not to bring any legal action or proceeding of any kind against Lender or Holder, in any court or administrative proceeding, in any venue, which legal action or proceeding directly or indirectly seeks to (a) obtain or procure issuance of any temporary restraining order, or a preliminary injunction, or a permanent injunction, or any other equitable or provisional relief against Lender or Holder based on acts or omissions which occurred prior to the Effective Date of this Forbearance Agreement, or (b) impose any Lender Liability Claims on or against Lender or Holder based on acts or omissions which occurred prior to the Effective Date of this Forbearance Agreement, or (c) obtain or impose on Lender or Holder any Injunctive Relief based on acts or omissions which occurred prior to the Effective Date of this Forbearance Agreement, or (d) which legal action or proceeding violates any covenant, condition, representation or warranty made by the Releasing Parties in this Forbearance Agreement.

         2.8 INDEMNITY. Each Borrower, each Credit Party and each Guarantor hereby jointly and severally agrees to and shall indemnify, defend, protect and hold Lender and Holder and each of their respective Affiliates and their respective officers, directors, members, employees, attorneys, agents, and representatives (each, an "INDEMNIFIED PERSON") free and harmless from and against any and all legal actions, suits, proceedings or claims brought or asserted against any Indemnified Person for damages, losses, liabilities and expenses (including reasonable attorneys' fees, witness and expert witness fees, court fees and charges, and disbursements and other costs of investigation or defense, including those incurred upon any appeal or in any Bankruptcy Proceeding defined below) (collectively the "INDEMNIFIED LIABILITIES") directly or indirectly arising out of or relating to (a) the execution and delivery of this Forbearance Agreement by an Indemnified Person, or (b) the execution and delivery of any $10.7 Million Loan Document by an Indemnified Person, or (c) the making of the $10.7 Million Loan by an Indemnified Person, or (d) any Lender Liability Claim brought or asserted against an Indemnified Person; provided, that neither Borrowers nor any Credit Party nor any Guarantor shall be liable for any Indemnified Liabilities to the extent that such Indemnified Liability directly results from the accused Indemnified Person's own gross negligence or willful misconduct; and the liability of the Credit Parties for the Indemnified Liabilities shall not exceed the liability limitations set forth in SECTION 1.10 in the Credit Agreement. NO INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY TO THIS FORBEARANCE AGREEMENT OR TO ANY $10.7 MILLION LOAN DOCUMENT, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF HAVING EXECUTED THIS AGREEMENT OR AS A RESULT OF ANY CREDIT HAVING BEEN EXTENDED, SUSPENDED OR TERMINATED UNDER ANY $10.7 MILLION LOAN DOCUMENT OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

         3. REPRESENTATIONS AND WARRANTIES. To induce Lender and Holder to forbear from pursuing their rights and remedies under the $10.7 Million Loan Documents and the Warrant, Borrowers, Credit Parties and Guarantors jointly and severally make the following representations and warranties to Lender and Holder, each and all of which shall survive the execution, delivery, expiration or earlier termination of this Forbearance Agreement.

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         3.1 EXISTENCE; COMPLIANCE WITH APPLICABLE LAWS. Each Borrower, each
Credit Party and each Guarantor (a) is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation or organization; (b) is duly qualified to conduct business and is in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification; (c) has the requisite power and authority and the legal right to own, pledge, mortgage, or otherwise encumber and operate its properties, to lease the property it operates under lease and to conduct its business as now conducted or proposed to be conducted; and (d) is in compliance with its articles of incorporation or articles of organization, and its bylaws and operating agreements, as applicable.

         3.2 POWER, AUTHORIZATION, ENFORCEABLE OBLIGATIONS. The execution, delivery and performance by each Borrower, each Credit Party and each Guarantor (individually a "PERSON") of this Forbearance Agreement is: (a) within such Person's power; (b) have been duly authorized by all necessary corporate or limited liability company action; (c) does not contravene any provision of such Person's articles, bylaws, agreement of organization, or operating agreement as applicable; (d) does not violate any law or regulation, or any order or decree of any court or Governmental Authority; (e) does not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound; (f) does not result in the creation or imposition of any Lien upon any of the property of such Person other than those in favor of Lender pursuant to the $10.7 Million Loan Documents; and (g) does not require the consent or approval of any Governmental Authority or any other Person. This Forbearance Agreement shall be duly executed and delivered by each Borrower, each Credit Party and each Guarantor and shall constitute a legal, valid and binding obligation of each such Borrower, and each such Credit Party, and each such Guarantor, enforceable against it in accordance with its terms.

         3.3 RATIFICATION OF $10.7 MILLION LOAN DOCUMENTS; NO DEFENSES; NO KNOWN DEFAULTS. Each Borrower, Credit Party and Guarantor hereby ratifies and confirms, and represents and warrants, to Lender and Holder that: (a) each and every of the $10.7 Million Loan Documents remains enforceable according to their terms; (b) there are no known defenses to enforcement by Lender or Holder of the $10.7 Million Loan Documents according to their terms; (c) other than the Deficiency, there are no known defaults under the $10.7 Million Loan Documents by any Borrower, by any Credit Party or by any Guarantor; and (d) there are no known defaults under any of the $10.7 Million Loan Documents or the Warrant or the Deeds of Trust by Lender or Holder.

         3.4 OTHER OBLIGATIONS SUBORDINATE TO OBLIGATIONS IN $10.7 MILLION LOAN DOCUMENTS. Each Borrower, Credit Party and Guarantor represents and warrants that all or their other debts, agreements, liabilities and other obligations are subordinate to their obligation to repay the Obligations set forth in the $10.7 Million Loan Documents.

         3.5 NO LITIGATION. No action, claim, lawsuit, demand, investigation or proceeding is now pending or threatened against any Borrower or any Credit Party or any Guarantor before any Governmental Authority or before any arbitrator or panel of arbitrators; and no Borrower, or Credit Party, or Guarantor has brought an action, claim, lawsuit, demand, investigation or proceeding against Lender or Holder or knows of any facts upon which it intends to bring an action, claim, lawsuit or demand against Lender or Holder.

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         3.6 CONFIRMATION OF $10.7 MILLION LOAN DOCUMENTS; CONFIRMATION OF
GUARANTIES; UNCONDITIONAL OBLIGATIONS; WAIVERS. Each of the Borrowers, each of the Credit Parties, and each of the Guarantors hereby reaffirms, remakes and confirms each of their respective representations and warranties made in each of the $10.7 Million Loan Documents. In addition, each of the Guarantors reaffirms and remakes each of their obligations under its Guaranty and reaffirms and restates each and every term, condition, and provision of its Guaranty. In addition, each Guarantor hereby agrees that its obligations under its Guaranty shall be unconditional, irrespective of (a) the absence of any attempt to collect the $10.7 Million Loan from Borrower or any other Guarantor or other action to enforce the same, (b) the waiver or consent by Lender with respect to any provision of any of the $10.7 Million Loan Documents, or any other agreement now or hereafter executed by Borrower and delivered to Lender, (c) Lender's or Holder's election, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. ss.101 et seq.) (the "BANKRUPTCY CODE"), of the application of Section 1111(b)(2) of the Bankruptcy Code, (d) any borrowing or grant of a security interest by Borrower, as debtor-in-possession, under
Section 364 of the Bankruptcy Code, or (e) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of Lender's or Holder's claims for repayment of the $10.7 Million Loan . Each Guarantor further reaffirms that its obligations under its Guaranty are primary and are separate and distinct from Borrower's obligations. Each Guarantor further represents and warrants that it has no defenses or claims against Lender that would or might affect the enforceability of its Guaranty and that its Guaranty remains in full force and effect. Until such time as all Obligations to Lender have been irrevocably paid in full, each Guarantor irrevocably and permanently waives any and all rights of subrogation, reimbursement, indemnity, contribution or any other claim arising from the existence of performance of its Guaranty which each Guarantor may now or hereafter have against Borrower or any other person or entity (or their respective properties) directly or contingently liable for said obligations. Each Guarantor understands that if Lender forecloses by trustee's sale on one or more of the Deeds of Trust, each Guarantor would then have a defense preventing Lender from thereafter enforcing said Guarantor's liability for the unpaid balance of the $10.7 Million Loan. This defense arises because the trustee's sale would eliminate Guarantor's right of subrogation, and therefore Guarantor would be unable to obtain reimbursement from Borrower. Guarantor specifically waives this defense and all rights and defenses that Guarantor may have because the $10.7 Million Loan is secured by real property. This means, among other things: (i) Lender may collect from each Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower; and (ii) if Lender forecloses on any real property collateral pledged by Borrower: (A) the amount of the $10.7 Million Loan may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (B) Lender may collect from each Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses each Guarantor may have because the $10.7 Million Loan is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure or similar laws in other states. Each Guarantor waives all rights and defenses arising out of an election of remedies by the Lender, even though that election of remedies, such as non-judicial foreclosure with respect to security for a guaranteed obligation, has destroyed said Guarantor's rights of subrogation and reimbursement against Borrower by operation of Section 580d of the California Code of Civil Procedure or otherwise.

         3.7 WAIVER OF OBJECTION TO LENDER'S AND HOLDER'S MOTION FOR RELIEF FROM AUTOMATIC STAY. As consideration for and as an inducement to Lender and Holder to enter into this Forbearance Agreement, each Borrower, Credit Party and Guarantor represents and warrants that (a) should any Borrower or any Credit Party or any Guarantor file a petition or have a petition filed against it seeking relief under the Bankruptcy Code, or any other applicable federal, state or foreign bankruptcy or other similar law ("BANKRUPTCY PROCEEDING"), and (b) should Lender or Holder become subject to any automatic stay imposed in said Bankruptcy Proceeding, then (c) each Borrower, Credit Party and Guaranty which is subject to a Bankruptcy Proceeding hereby irrevocably and unequivocally agree that it shall not object to nor file any motion or pleading or document in objection to, any motion filed by the Lender in the Bankruptcy Proceeding seeking relief from the automatic stay.

         3.8 NO DEFAULTS. Except for the Deficiency, no known breaches, defaults or Events of Default have occurred under the $10.7 Million Loan Documents, the Environmental Indemnity, the PCHI Guaranty and the OC-PIN Guaranty or the Warrant, which have not been cured or which are continuing.

         3.9 NO OFFSETS. Each Borrower, each Credit Party and each Guarantor represents and warrants that it has no offset, credit, claim or setoff against any amount due or owing under the $10.7 Million Loan Documents.

         3.10 ADVICE OF LEGAL COUNSEL. Each Borrower, each Credit Party and each Guarantor represents, warrants and covenants that it has consulted with and received advice from its own legal counsel, that it has read this Forbearance Agreement and/or that its legal counsel has explained the contents of this Forbearance Agreement, that it understands the terms and conditions of this Forbearance Agreement, that it understands the legal consequences of executing this Forbearance Agreement, and agrees to execute the same.

         4.       EVENTS OF DEFAULT; RIGHTS AND REMEDIES

         4.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an "EVENT OF DEFAULT" under this Forbearance
Agreement:

         (a) IHHI, as the Company, fails by May 15, 2007 to file a registration statement with the SEC as required by the Warrant, as amended hereby.

         (b) An Event of Default (other than the Deficiency which forms the basis for this Forbearance Agreement) occurs under any of the $10.7 Million Loan Documents, the PCHI Guaranty, the OC-PIN Guaranty, the Warrant, or the Environmental Indemnity.

         (c) A case or proceeding is commenced against any Borrower or any Credit Party or any Guarantor seeking a decree or order in respect of such Borrower or such Credit Party of such Guarantor (i) under the Bankruptcy Code, or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for such Borrower or such Credit Party or such Guarantor or for any substantial part of any such Borrower or such Credit Party or such Guarantor's assets, or (iii) ordering the winding-up or liquidation of the affairs of such Borrower or such Credit Party or such Guarantor, and such case or proceeding shall remain undismissed or unstayed for sixty (60) days or more or a decree or order granting the relief sought in such case or proceeding is granted by a court of competent jurisdiction.

         (d) Any Borrower or any Credit Party or any Guarantor (i) files a petition seeking relief under the Bankruptcy Code, or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) consents to or fails to contest in a timely and appropriate manner the institution of proceedings thereunder or the filing of any such petition or the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for such Borrower or such Credit Party or such Guarantor or for any substantial part of any such Borrower or such Credit Party or such Guarantor's assets, (iii) makes a general assignment for the benefit of creditors, (iv) takes any action in furtherance of any of the foregoing; or (v) admits in writing its inability to, or is generally unable to, pay its debts as such debts become due.

         (e) Any Borrower or any Credit Party or any Guarantor enters into any agreement with any other lender, creditor or third party which materially impairs the ability of any Borrower, Credit Party or Guarantor to perform their obligations under this Forbearance Agreement or to perform their obligations under the $10.7 Million Loan Documents.

         (f) Any Borrower or any Credit Party or any Guarantor commits a breach or default under this Forbearance Agreement (other than those referenced in SECTIONS 5.1(a) THROUGH AND INCLUDING (e) hereinabove) and the same remains uncured for five (5) or more calendar days after receipt of notice thereof from Lender.

         4.2 REMEDIES. If an Event of Default occurs under this Forbearance Agreement, Lender and Holder may, without notice, terminate their Agreement to Forbear, in which event Lender and Holder, as applicable, shall have the right in their sole and absolute discretion, but not the obligation, to (a) record the Notices of Default with respect to each of the Deeds of Trust and proceed with the non-judicial foreclosure process, (b) file, serve, take or initiate any legal action or proceeding against any one or more of the Borrowers, Credit Parties or Guarantors that Lender is permitted to take under the $10.7 Million Loan Documents and/or the Warrant, and (c) pursue each and every of the other rights and remedies granted to Lender in the $10.7 Million Loan Documents, the PCHI Guaranty, the OC-PIN Guaranty, and the Environmental Indemnity.

         4.3 WAIVERS. Each Borrower, Credit Party and Guarantor agrees as follows:

         (a) Except as otherwise provided for in this Forbearance Agreement or by applicable law, each Borrower, each Credit Party and each Guarantor waives
(i) presentment, demand and protest and notice of presentment, dishonor, notice of intent to accelerate, notice of acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, (ii) all rights to notice and a hearing prior to Lender's or Holder's taking possession or control of, or to Lender's replevy, attachment or levy upon, the Collateral or any bond or security that might be required by any court prior to allowing Lender or Holder to exercise any of its remedies, and (iii) the benefit of all valuation, appraisal, marshaling and exemption laws.

         (b) One or more persons who may be a director, or an officer, or a shareholder, or a manager, or a member, of a Borrower or a Credit Party or a Guarantor, may also be a director, or an officer, or a shareholder, or a manager, or a member, in another Borrower or Credit Party or Guarantor. If said person is in a position to manage or control one or both of said Borrowers, or Credit Parties, or Guarantors, said person may be deemed to be an "INSIDER" as that term is defined in 11 U.S.C. ss. 101. If any Borrowers or Credit Parties or Guarantors have or share an Insider, then each such Borrower and/or Credit Party and/or Guarantor that has or shares an Insider hereby expressly waives, covenants and agrees not to bring or assert any cause of action or claim (as defined in 11 U.S.C. ss. 101) against any other Borrower or Credit Party or Guarantor that it may now have or that it may hereafter have, which cause of action or claim seeks to prevent any Borrower or Credit Party or Guarantor from making a payment to Lender or Holder of any amounts which said Borrower or Credit Party or Guarantor is obligated to make to Lender or Holder under this Forbearance Agreement or under any of the $10.7 Million Loan Documents.

         5. MISCELLANEOUS

         5.1 COMPLETE AGREEMENT. This Forbearance Agreement constitutes the complete agreement between the parties with respect to the subject matter hereof.

         5.2 AMENDMENTS AND WAIVERS. Except for actions expressly permitted to be taken by Lender or Holder, no amendment, modification, termination or waiver of any provision of this Forbearance Agreement shall be effective unless the same shall be in writing and signed by the Lender, Holder, the Borrowers, Credit Parties and Guarantors.

         5.3 REIMBURSE LENDER FOR ALL FEES AND EXPENSES. Borrowers hereby agree to and shall (a) on the Effective Date, pay to Lender and Holder all attorneys' fees (including in-house counsel and outside counsel), costs, charges, expenses, foreclosure fees, trustee fees, recording charges, consultants fees, appraisal fees and other costs or expenses directly or indirectly paid or incurred by Lender and Holder in connection with the Deficiency and this Forbearance Agreement, and (b) following the Effective Date, within ten (10) calendar days of receipt of written demand therefore, reimburse Lender and Holder for all attorneys' fees (including inhouse counsel and outside counsel), costs, charges, expenses, foreclosure fees, trustee fees, recording charges, consultants fees, appraisal fees and other costs or expenses directly or indirectly paid or incurred by Lender or Holder in connection with the Deficiency and this Forbearance Agreement.

         5.4 NO WAIVER. Lender's or Holder's failure, at any time or times, to require strict performance by the Borrowers and the Credit Parties and the Guarantors of any provision of this Forbearance Agreement or any other $10.7 Million Loan Document shall not waive, affect or diminish any right of Lender or Holder thereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver of an Event of Default shall not suspend, waive or affect any other Event of Default whether the same is prior or subsequent thereto and whether the same is of a different type. None of the undertakings, agreements, warranties, covenants and representations of any Borrower or any Credit Party or any Guarantor contained in this Forbearance Agreement, and no Event of Default, shall be deemed to have been suspended or waived by Lender or Holder, unless an unequivocal waiver or suspension is set forth in a writing signed by Lender or Holder, as applicable.

         5.5 REMEDIES. Lender's and Holder`s rights and remedies under this Forbearance Agreement shall be cumulative and nonexclusive of any other rights and remedies that Lender Holder may have under any other agreement, including the other $10.7 Million Loan Documents, by operation of law or otherwise.

         5.6 SEVERABILITY. Wherever possible, each provision of this Forbearance Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Forbearance Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Forbearance Agreement.

         5.7 SURVIVAL. Each and every of the promises, covenants, representations, warranties, obligations, releases, waivers and indemnities of the parties to this Forbearance Agreement and the parties to the $10.7 Million Loan Documents shall survive the expiration or termination of this Forbearance Agreement, the expiration or termination of the Agreement to Forbear, and the expiration or termination of the Forbearance Period.

         5.8 CONFLICT OF TERMS. Except as otherwise provided in this Forbearance Agreement, if any provision contained in this Forbearance Agreement conflicts with any provision in any of the $10.7 Million Loan Documents, the provision contained in this Forbearance Agreement shall govern and control.

         5.9 CONFIDENTIALITY. Each of the Borrowers, the Credit Parties and the Guarantors and Lender and Holder covenant and agree to keep and maintain this Forbearance Agreement, the terms and conditions set forth in this Forbearance Agreement, and all documents and instruments executed or delivered in connection with this Forbearance Agreement (hereinafter, "Confidential Information") confidential for a period of two (2) years following the Effective Date hereof, except that Confidential Information: (a) may be disclosed to persons employed or engaged by Lender or Holder and the Borrowers, Credit Parties and Guarantors;
(b) may be disclosed as required or requested by any Governmental Authority or reasonably believed (based on advice of counsel) to be compelled by any court decree, subpoena or legal or administrative order or process; (c) may be disclosed as required by law; (d) may be disclosed in connection with the exercise by Lender or Holder of any right or remedy granted to it under the $10.7 Million Loan Documents and/or this Forbearance Agreement or in connection with any legal action or proceeding relative enforcing or interpreting any of the $10.7 Million Loan Documents and/or this Forbearance Agreement; or (e) may be disclosed to if the Confidential Information ceases to be confidential through no fault of any of the parties to this Forbearance Agreement. If any party to this Forbearance Agreement is required in any proceeding, by any court decree, subpoena or legal or administrative order or process, to disclose any Confidential Information, said party will use commercially reasonable efforts to give the other Borrowers and Credit Parties and Guarantors and Lender and Holder, as applicable, prompt written notice of such request so that any Borrower or any Credit Party or any Guarantor or Lender or Holder may seek an appropriate protective order. If in the absence of a protective order, a party to this Forbearance Agreement is compelled in a proceeding to disclose any such Confidential Information, the disclosing party may disclose such portion of such Confidential Information that it is compelled to disclose; provided, however, that the disclosing party agrees to and shall use commercially reasonable efforts to provide Borrowers and to Credit Parties and to Guarantors and to Lender and Holder, as applicable, written notice of the information to be disclosed as far in advance of its disclosure as is practicable.

         5.10 GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE $10.7 MILLION LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS FORBEARANCE AGREEMENT AND THE OBLIGATIONS SET FORTH HEREIN SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEVADA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH BORROWER AND EACH CREDIT PARTY AND EACH GUARANTOR AND LENDER AND HOLDER HEREBY CONSENT AND AGREE THAT THE STATE OR FEDERAL COURTS LOCATED IN THE STATE OF NEVADA AND/OR THE FEDERAL COURTS LOCATED IN THE STATE OF CALIFORNIA USING NEVADA LAW, SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN OR AMONG THE BORROWERS AND THE CREDIT PARTIES AND THE GUARANTORS ON THE ONE HAND, AND LENDER AND HOLDER, AS APPLICABLE, ON THE OTHER HAND, PERTAINING TO THIS FORBEARANCE AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS FORBEARANCE AGREEMENT. PROVIDED HOWEVER, NOTHING IN THIS FORBEARANCE AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER OR HOLDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN THE STATE OF CALIFORNIA, UNDER CALIFORNIA LAW, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS SET FORTH IN THE $10.7 MILLION LOAN DOCUMENTS OR IN THIS FORBEARANCE AGREEMENT, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER OR HOLDER. EACH BORROWER AND EACH CREDIT PARTY AND EACH GUARANTOR AND LENDER AND HOLDER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION(S) IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT(S), AND EACH BORROWER, EACH CREDIT PARTY, EACH GUARANTOR, AND LENDER AND HOLDER HEREBY WAIVES ANY OBJECTION THAT SUCH BORROWER OR SUCH CREDIT PARTY OR GUARANTOR OR LENDER OR HOLDER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH BORROWER, EACH CREDIT PARTY, EACH GUARANTOR AND LENDER AND HOLDER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH BORROWER, CREDIT PARTIES, GUARANTORS OR TO LENDER AND HOLDER AT THE ADDRESS SET FORTH IN ANNEX D OF THE CREDIT AGREEMENT AND IN THE WARRANT, AS APPLICABLE, AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH BORROWER'S, SUCH CREDIT PARTY'S, SUCH GUARANTOR'S OR LENDER'S OR HOLDER'S ACTUAL RECEIPT THEREOF OR THREE (3) BUSINESS DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID.

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

         5.11 NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Forbearance Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered upon the earlier of: (a) actual receipt; or (b) three
(3) Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with postage prepaid; or (c) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as provided in this SECTION 6.11(B) above); or (d) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (e) when delivered, if hand-delivered by messenger. All of the foregoing shall be addressed to the party to be notified and sent to the address or facsimile number indicated in ANNEX D to the Credit Agreement or in the Warrant or to such other address (or facsimile number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person designated in ANNEX D to the Credit Agreement or in the Warrant to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

         5.12 NO THIRD PARTY BENEFICIARIES. The undersigned do not intend that there are or will be, and there are not, any third party beneficiaries to this Forbearance Agreement, including any debtor or trustee in bankruptcy or successor-in-interest to any of the undersigned.

         5.13 TIME. Time is of the essence of this Forbearance Agreement.

         5.14 ATTORNEYS' FEES AND COSTS. If any party to this Forbearance Agreement institutes a suit against any other party to this Forbearance Agreement for violation of or to enforce or interpret this Forbearance Agreement, or if any party to this Forbearance Agreement intervenes in any suit in which any other party to this Forbearance Agreement seeks to enforce or protect its interest or rights hereunder, the prevailing party shall be entitled to all of its costs and expenses, including, without limitation, reasonable attorneys' fees, costs of suit, filing fees and charges, expert witness fees, fees of any arbitrators or mediators, printing, copying, telephone and facsimile expenses, messenger and courier services costs, and other similar costs or expenses of suit.

         5.15 SECTION TITLES. The Section titles contained in this Forbearance Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

         5.16 COUNTERPARTS. This Forbearance Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

         5.17 WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG LENDER OR HOLDER, ANY BORROWER AND ANY CREDIT PARTY ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS FORBEARANCE AGREEMENT OR ANY OF THE OTHER $10.7 MILLION LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

         5.18 REINSTATEMENT. This Forbearance Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Borrower or any Credit Party or any Guarantor for liquidation or reorganization, should any Borrower or any Credit Party or any Guarantor become insolvent or make a general assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Borrower's or any Credit Party's or any Guarantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         5.19 ADVICE OF COUNSEL. Each of the parties represents to each other party hereto that it has discussed this Forbearance Agreement with its counsel and has received and considered the advice of its counsel.

         5.20 NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Forbearance Agreement. In the event an ambiguity or question of intent or interpretation arises, this Forbearance Agreement shall be construed as if drafted jointly by all parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Forbearance Agreement.

         5.21 AUTHORITY. The persons signing below represent and warrant that they have the requisite authority to bind the entities on whose behalf they are signing.

         IN WITNESS WHEREOF, this Forbearance Agreement will be deemed effective as of the Effective Date first above written.


                                     BORROWERS:

                                     INTEGRATED HEALTHCARE HOLDINGS, INC.,
                                     a Nevada corporation,

                                     By:      /s/ Bruce Mogel
                                     Name:    Bruce Mogel
                                     Title:   Chief Executive Officer

                                     WMC-SA, INC., a California corporation,

                                     By:      /s/ Bruce Mogel
                                     Name:    Bruce Mogel
                                     Title:   Chief Executive Officer

                                     WMC-A, INC., a California corporation,

                                     By:      /s/ Bruce Mogel
                                     Name:    Bruce Mogel
                                     Title:   Chief Executive Officer

                                     COASTAL COMMUNITIES HOSPITAL, INC.,
                                     a California corporation,

                                     By:      /s/ Bruce Mogel
                                     Name:    Bruce Mogel
                                     Title:   Chief Executive Officer

                                     CHAPMAN MEDICAL CENTER, INC.,
                                     a California corporation,
                                     By:      /s/ Bruce Mogel
                                     Name:    Bruce Mogel
                                     Title:   Chief Executive Officer

                                     GUARANTORS:

                                     PACIFIC COAST HOLDINGS INVESTMENT, LLC,
                                     a California limited liability company,

                                     By:    /s/ Anil V. Shah, M.D.
                                     Name:  Anil V. Shah, M.D.
                                     Title: Manager

                                     By:    /s/ Kali P. Chaudhuri, M.D.
                                     Name:  Kali P. Chaudhuri, M.D.
                                     Title: Manager

                                     ORANGE COUNTY PHYSICIANS INVESTMENT
                                     NETWORK, LLC, a Nevada limited liability company,

                                     By:    /s/ Anil V. Shah, M.D.
                                     Name:  Anil V. Shah, M.D.
                                     Title: Manager

                                     CREDIT PARTIES:

                                     PACIFIC COAST HOLDINGS INVESTMENT, LLC,
                                     a California limited liability company,

                                     By:    /s/ Anil V. Shah, M.D.
                                     Name:  Anil V. Shah, M.D.
                                     Title: Manager

                                     By:    /s/ Kali P. Chaudhuri, M.D.
                                     Name:  Kali P. Chaudhuri, M.D.
                                     Title: Manager

                                     ORANGE COUNTY PHYSICIANS INVESTMENT
                                     NETWORK, LLC, a Nevada limited liability company,

                                     By:    /s/ Anil V. Shah, M.D.
                                     Name:  Anil V. Shah, M.D.
                                     Title: Manager

                                     GANESHA REALTY, LLC, a California limited liability company,

                                     By:    /s/ Kali P. Chaudhuri, M.D.
                                     Name:  Kali P. Chaudhuri, M.D.
                                     Title: Manager

                                     WEST COAST HOLDINGS, LLC, a California
                                     limited liability company,

                                     By:    /s/ Anil V. Shah, M.D.
                                     Name:  Anil V. Shah, M.D.
                                     Title: Manager

                                     LENDER:

                                     MEDICAL PROVIDER FINANCIAL CORPORATION II, a Nevada corporation,

                                     By:  /s/ Joseph J. Lampariello
                                          Joseph J. Lampariello,
                                                  President and COO


                                     HOLDER:

                                     HEALTHCARE FINANCIAL MANAGEMENT &
                                     ACQUISITIONS, INC., a Nevada corporation

                                     By:/s/ Joseph J. Lampariello

                                     Name: Joseph J. Lampariello

                                     Title: President